SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26. SUBSEQUENT EVENTS

Due to the economic conditions and operational difficulties described elsewhere in these financial statements, the Company entered into restructuring discussions with each of the lenders under Company’s facility and credit agreements, the holders of Company’s 7% senior unsecured convertible notes (the "7% Notes") and the counterparties to Company’s capital leases (collectively, the agreements governing such debt, the “Financing Documents”). As part of those discussions, the Company appointed Moelis to act as our financial advisors in respect of the restructuring proposal described below. The aim of the Restructuring is to increase liquidity, normalize trade vendor payments and deleverage the Company on a going forward basis.

Since June 2011, the Company has defaulted under each of its Financing Documents in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions). To date, the Company has not obtained waivers of these defaults from its lenders and during the Restructuring process, the Company’s lenders have continued to reserve their rights in respect of such defaults. Based on various informal discussions with the lenders, the Company believes that the lenders do not intend to exercise their remedies at this time (other than as detailed below in respect of the Kamsarmax Syndicate Facility Agreements); however, the lenders could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with the lenders in the Restructuring, or at all.

On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”). The Restructuring Proposal included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders regarding the terms of the Restructuring Proposal but the lenders have not yet approved the Restructuring Proposal and such changes have not been implemented as of the filing of this annual report.

Notwithstanding the above, the Company has made progress in completing various parts of the Restructuring Proposal and continues to remain in discussions with the remaining lenders. During 2011 and through May 15, 2012, the Company has sold, disposed of or handed control over to the lenders 17 of its vessels and hulls under construction (or under ownership of the Company’s shipowning subsidiaries) in connection with the restructuring.

As of May 15, 2012, the Company remained in advanced negotiations with the remaining lenders of its secured debt. The Company has not resolved various issues in respect of the remaining lenders and therefore the completion of the Restructuring is still subject to the negotiation and execution of definitive agreements. As such, there is no assurance that such agreements will be reached on the contemplated terms as highlighted herein or at all.

The following sets forth the terms of the completed steps to the Restructuring to date and a description of the status of those elements which have yet to be completed.

(i) Syndicate Facility Agreement

As discussed in Notes 11 and 15, on January 31, 2012, with the consent of the lenders under the Facility Agreement, the Company successfully completed the sale of the Newlead Compass and the Newlead Compassion with net proceeds of approximately $79,197. Such net proceeds were applied towards the full and final satisfaction of all liabilities owed to the lenders under the Facility Agreement (other than fees owing to the lenders of approximately $585 pursuant to a letter of undertaking dated February 3, 2012 (the “Fees”)). The Company has agreed in principle with the Bank of Scotland that these Fees may be paid at some point after the closing of the Restructuring, but in any event before 24 months from the date of signing the applicable agreed document. The definitive documentation in this regard is being negotiated. However, there can be no assurance that we will be able to reach an agreement with Bank of Scotland.

(ii) Kamsarmax Syndicate Facility Agreements

On February 24, 2012, the Bank of Scotland plc issued notices of enforcement and notices of default and acceleration in relation to the senior loan agreement and the junior loan agreement, each dated April 15, 2010 (collectively, the “Kamsarmax Syndicate Facility Agreements"), between Ayasha Trading Corporation (“Ayasha”) and Bethune Properties S.A. (“Bethune”), as borrowers, and the Bank of Scotland, BMTU Capital Corporation, and the Bank of Ireland, as lenders. In addition, the Bank of Scotland filed claim forms in the High Court of England and Wales against the borrowers representing claims for approximately $62,684 and $13,938 under the Kamsarmax Syndicate Facility Agreements and sought a declaration, that, among other things, the Bank of Scotland is entitled to make a demand against the Company in respect of sums owing under the Kamsarmax Syndicate Facility Agreements. Ayasha and Bethune were the shipowning companies of the motor vessels “Newlead Tomi” and “Newlead Gujarat,” respectively. Pursuant to such notices, the Bank of Scotland, as the agent and security trustee under each of the Kamsarmax Syndicate Facility Agreements, exercised its rights to foreclose on the shares of Ayasha and Bethune, which secured the loans under the Kamsarmax facilities and the vessels were handed over to the lenders control.

The Company has agreed in principle with the Bank of Scotland in respect of releasing it from all of its obligations and liabilities under the Kamsarmax Syndicate Facility Agreements in return for a waiver from the Company to any claims, actions or remedies that it may have against the Bank of Scotland and a definitive release documentation on this point is being negotiated. The vessels have already been delivered to the new managers. The Company is currently working towards definitive documentations that would release it from its obligations under the Kamsarmax Syndicate Facility Agreements. However, there can be no assurance that the Company will be able to reach an agreement with the Bank of Scotland under acceptable terms or at all.

(iii) EFG Eurobank Credit Facility

On February 10, 2012, with the consent of EFG Eurobank (“EFG”), the Company agreed to the sale of the Newlead Esmeralda for proceeds of approximately $11,400 with the proceeds of the sale being applied towards (a) the full and final satisfaction of all indebtedness owed to EFG under the loan agreement with EFG and (b) the payment of outstanding trade and vendor payments. The sale of this vessel has been completed and EFG has released NewLead from all of its liabilities and obligations under this credit facility and related documents.

(iv) Marfin Credit Facilities & 7% Notes

On April 5, 2012, with the consent of Marfin Egnatia Bank Bank Societe Anonyme (“Marfin”), we entered into an agreement for the sale of the Newlead Venetico and that vessel was delivered to the buyer on May 8, 2012. The Company is currently in discussions with Marfin regarding certain amendments to the Company’s credit facilities with them (the “Marfin Credit Facilities”) whereby this facility would be amended and restated to reduce the overall committed amount there under to the existing outstanding amount of approximately $31,187 and to enable the Company to comply with certain covenants under the facility on an ongoing basis after the closing of the Restructuring. The Company is also in discussions with Marfin Bank regarding a conversion agreement in respect of the 7% Notes (for which Marfin is the indenture trustee), whereby Marfin would convert all debt claims Marfin may have against the Company arising under 7 Notes into equity of the Company. The terms of any such amendment and restatement agreement, debt conversion and share issuance and is still under negotiation and subject to the execution of legally binding agreements.

(v) Piraeus Bank (Piraeus) Credit Facilities

On December 29, 2011, the Company, with the consent of Piraeus Bank, entered into an agreement for the sale of the Grand Ocean and that vessel was delivered to the buyer on January 11, 2012 for net proceeds of approximately $8,150. Piraeus applied the net proceeds of such sale received by it towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the Grand Ocean in a total aggregate amount of $6,510 and (b) the payment of outstanding trade and vendor payments. The Company continues to negotiate with Piraeus Bank in respect of the sale of the vessels Hiona and Hiotissa and (b) an agreement by which Piraeus will release the Company from all debt obligations arising under the related credit facilities in exchange for equity in the Company.

The terms and conditions of any agreement between the Company and Piraeus Bank regarding the sale of Hiona and Hiotissa, and any agreements relating to the release of obligations under the related agreements is subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

(vi) WestLB Bank Credit Facility

The Company is currently in negotiations with WestLB to amend the terms of the loan agreement, whereby the agreement will be amended and restated to enable the Company to comply with certain of its covenants on an ongoing basis after the closing of the Restructuring and enable the Newlead Victoria vessel to stay within the Company. The terms and conditions of any agreement between the Company and WestLB are subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

(vii) Handysize Syndicate Facility Agreement

On March 21, 2012, with the consent of the lenders, the Company entered into a memorandum of agreement with an unrelated party for the sale of the Navios Serenity by which the vessel would be sold and the proceeds of the sale would be applied towards the outstanding balance owed under the credit facility with DVB Bank, Nord LB and Emporiki Bank (“the Handysize Syndicate Facility Agreement”). The vessel was sold and delivered to the buyer. The Company remains liable under the Handysize Facility Agreement to the lenders in respect of the Hull 4029 and are in discussions with the lenders, the yard and the buyer in respect of the sale of this vessel. The lenders will not release the Company from all of its obligations under the Handysize Syndicate Facility Agreement and related documents unless and until this vessel is sold. The terms and conditions of any agreement between the Company and the lenders are subject to negotiating and executing legally binding documentation. There is no assurance that the Company will complete such documentation or the Restructuring in this regard.

On March 21, 2012, the Company signed a memorandum of agreement with an unrelated party for the sale of the Navios Serenity. The sale was completed on March 26, 2012 for proceeds of approximately $26,000.

(viii) Northern Shipping Fund (NSF)

On March 14, 2012, the Company received enforcement notices from Endurance Shipping LLC whereby, among other things, Endurance Shipping LLC exercised its rights to foreclose on the pledge of the shares of Curby Navigation Ltd., which secured the bareboat charter. On March 31, 2012, the Company entered into a deed of release with Endurance Shipping LLC, the owner of the Newlead Endurance, pursuant to which the Company was unconditionally released from its guarantee under the bareboat charter for the Newlead Endurance, which had been chartered-in by Curby Navigation Ltd. In connection with the enforcement notices, the Company also received a termination notice in respect of the ship management agreement between Curby Navigation Ltd. and NewLead Bulkers S.A., which had been the manager of the Newlead Endurance.

On March 14, 2012, the Company redelivered the Newlead Endurance to NSF pursuant to a redelivery agreement in respect of the capital leasing arrangement. As part of this redelivery agreement, the Company was released from all its obligations and liabilities under the relevant finance lease documentation.

(ix) Lemissoler Sale and Leaseback Agreements

On January 31, 2012, February 7, 2012, February 11, 2012, and March 19, 2012, respectively, pursuant to various redelivery addendums to certain sale and leaseback agreements, the Company completed the redelivery of four dry bulk vessels, namely the "Australia", the "Grand Rodosi", the "China" and the "Brazil", to their owners which are affiliates of Lemissoler Maritime Company W.L.L. ("Lemissoler"). Although these vessels have been redelivered to Lemissoler, the Company is still liable under the sale and leaseback agreements in respect of settlement of trade payables, amounts owing to the owners as a result of termination of those agreements and other liabilities in relation to the four vessels. We are in discussions with Lemissoler to address these outstanding issues and are seeking to enter into a settlement agreement in this regard whereby Lemissoler will convert any debt claims they may have against us into equity of the Company.

The terms and conditions of any agreement between us and Lemissoler are subject to negotiating and executing legally binding documentation. There are no assurances that the Company will be able to complete such documentation or the Restructuring in this regard.

b) On February 15, 2012, the Company issued the following common shares: (i) 1,261,166 shares to employees, officers and consultants under the Plan (for more details, refer to Note 18); (ii) 560,000 shares to board of directors members under the Plan (for more details, refer to Note 18); (iii) 69,334 shares to Terra Stabile A.E. and 5,247 shares to Meltemi Deck E.P.E., which vested upon issuance, and the related settlement agreements for amounts due to them; (iv) 50,057 shares to former employees, officers and consultants, which vested immediately, in accordance with the resolutions of the Compensation Committee, dated December 21, 2011; and (v) 866,668 shares to two of the Company’s executive officers, Nicholas G. Fistes, Chairman, and Michail S. Zolotas, Vice Chairman, Chief Executive Officer and President. On January 2, 2012, the Company entered into employment agreements with these two executive officers, which entitle each executive to an annual base salary and an annual incentive bonus that is payable in the Company's common shares.

The agreements are retroactive for the years 2010 and 2011 and effective until December 31, 2016, after which they will automatically renew for additional one-year periods, unless terminated in accordance with the terms of such agreements. Pursuant to the employment agreements, both executives will be entitled to the following compensation: (1) for the period between October 13, 2009 until the end of 2010, they will be entitled to an aggregate base salary of $1,300 and bonus of $300, which will be paid in shares priced at $24.00 per share, resulting in an aggregate of issuance of 66,667shares, (2) for 2011, they will be entitled to an aggregate base salary of $1,300 and bonus of $300, which will be paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 800,000shares; and (3) for each year from 2012 until the end of 2016, they will be entitled to an aggregate base salary of $1,450 and bonus of $1,450, which will be paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 1,450,000 shares. Under each employment agreement, upon a change in control of the Company, any stock based awards to the employee will vest. If prior to the effective date of a change of control or after the second anniversary of the effective date of a change in control, the employee is terminated without "cause" or resigns for "good reason," the employee will be entitled to receive his then current base salary through the end of the expiration period of the agreement, in addition to any benefits accrued through the date of his termination. If on or after the effective date of a change of control and prior to the second anniversary of the effective date of the change of control, the employee is terminated without "cause" or resigns for "good reason," the employee will be entitled to five times his then current base salary and five times the annual bonus for the prior year within 30 days following the effectiveness of the termination. If an executive's employment is terminated for "cause" or voluntarily by the employee without "good reason," the employee will not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination.

c) On January 2, 2012, the Company entered into severance agreements with certain of its key employees, not including Nicholas G. Fistes and Michail S. Zolotas. If on or after the effective date of a change of control and prior to the second anniversary of the effective date of a change of control, the severance agreements are terminated without "cause," or the employee resigns for "good reason," the employee will be entitled to (i) five times his then current base salary, (ii) five times his annual bonus and (iii) the number of shares of the Company's common shares valued at two times his annual bonus at a price per share equal to the average trading price during the previous 30 trading days, in each case within 30 days following the effectiveness of the termination. As used in the employment agreements and the severance agreements, "change of control" means: (i) the sale or disposition, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of more than 50% of the assets of the Company to any "person" or "group" (as such terms are defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")); (ii) any person or group is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of the Company's outstanding equity representing more than 50% of the total voting power of the Company's equity; or (iii) the Company undergoes a merger, reorganization or other consolidation in which the owners of the Company's outstanding equity ownership immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity's voting power immediately after the transaction.

d) On January 16, 2012, the Company, pursuant to the shares issuance agreement with Lemissoler Maritime Company W.L.L., issued 199,135 shares to Lemissoler Maritime Company W.L.L. (For more details refer to Note 17.)

e) On February 28, 2012, the Company issued 6,550,000 common shares, which vested upon issuance, to various vendors to settle outstanding invoices.

f) On April 24, 2012, the Company issued the following common shares: (i) 507,000 additional shares to former employees, officers and consultants, which vested immediately; (ii) 227,273 shares to Terra Stabile A.E. and 11,229 shares to Terra Norma SA; (iii) 731,140 shares to J Mining and Energy Group, Inc; (iv) 303,864 common shares to two vendors to settle outstanding balances, and (v) 750,000 common shares to one vendor to settle an outstanding balance.

g) On March 15, 2012, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the minimum Market Value of Publicly Held Shares (MVPHS) of $5,000 for continued listing set forth in Listing Rule 5450(b)(1)(C) as the Company's MVPHS was $5,000 or more for 10 consecutive business days. Furthermore, on March 29, 2012, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the bid price requirement pursuant to NASDAQ Listing Rule 5810 (c)(3)(A) as the closing bid price of the Company's common shares exceeded $1.00 for 10 consecutive business days.

h) In April 2012, a U.S. subsidiary of the Company entered into a joint venture arrangement with a third party to purchase thermal coal (used in power plants for electricity generation) from reserves located in Kentucky, USA.  The joint venture has entered into agreements to purchase certain quantities of thermal coal with specified minimum qualities (after processing at the mine by the mine operator) over a five-year period.  The Company expects to market and distribute the thermal coal to end users or distributors, located primarily in Asia, and transport it using the Company’s vessels.  In connection with entering into the joint venture arrangement, the Company’s U.S. subsidiary was converted from a Delaware limited liability company into a Delaware corporation and its name was changed from NewLead Holdings (US) LLC to NewLead Holdings (US) Corp.